UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 5, 2001
                                                         ---------------


                               GALEY & LORD, INC.
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              Exact name of registrant as specified in its charter

                DELAWARE                                   56-1593207
-----------------------------------------      ---------------------------------
     State or other jurisdiction of            IRS Employer  Identification No.
      incorporation or organization


        980 Avenue of the Americas, New York, New York               10018
----------------------------------------------------------     -----------------
            Address of principal executive offices                 Zip Code

                                  212/465-3000
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               Registrant's telephone number, including area code

                                 Not Applicable
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   Former name, former address and former fiscal year, if changed since last report.

Item 5.        Other Events.

Incorporated by reference herein and attached as exhibits hereto are the press releases of Galey & Lord, Inc. (the "Company") dated January 5, 2001, announcing the resignation of the Company's Chief Financial Officer, and dated January 8, 2001, announcing the appointment of the Company's new Chief Accounting Officer.

Forward-Looking Statements

This Form 8-K contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, competitive and economic factors in the textile, apparel and home furnishings markets, raw material and other costs, the level of the Company's indebtedness, interest rate fluctuations, weather-related delays, general economic conditions, governmental legislation and regulatory changes, the long-term implications of regional trade blocs and the effect of quota phase-out and lowering of tariffs under the WTO trade regulations and other risks and uncertainties that may be detailed herein or from time to time in the Company's other reports filed with the Securities and Exchange Commission.




Exhibits
--------
1.   Press Release dated January 5, 2001
2.   Press Release dated January 8, 2001

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Galey & Lord, Inc.
                                              ----------------------------------
                                                         (Registrant)





                                              /s/ Michael R. Harmon
                                              ----------------------------------
                                              Michael R. Harmon
                                              Executive Vice-President,
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer),
                                              Treasurer and Secretary





January 12, 2001
----------------
      Date